UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 26, 2009


                               AMBASE CORPORATION
             (Exact name of registrant as specified in its charter)



             Delaware                      1-07265               95-2962743
   (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
         of incorporation)                                  Identification No.)



                   100 PUTNAM GREEN, GREENWICH, CT 06830-6027
          (Address of principal executive offices, including zip code)


                                 (203) 532-2000
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).










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     Item 5.02  DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On January 26, 2009, AmBase Corporation (the "Company") announced the appointment of Mr. Jerry Y. Carnegie to the Company's Board of Directors, effective as of January 23, 2009. Mr. Carnegie was also appointed as a member of the Company's Accounting and Audit Committee and the Personnel Committee.

     As a Fellow of Society of Actuaries and a Certified Financial Planner, Mr. Carnegie has a diverse background with strong financial skills. Mr. Carnegie's expertise and experience make him a valuable addition to the Company's Board of Directors.

     Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     AmBase Corporation



     By: /s/ John P. Ferrara
     -------------------------------
     Vice President and Chief  Financial  Officer and
     Controller  (Principal  Financial and  Accounting Officer)

     Dated: January 26, 2009